UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2006

eLINEAR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-27418                                                                                                   76-0478045
(Commission File Number)                                                                        (I.R.S. Employer Identification No.)

2901 West Sam Houston Pkwy North, Suite E-300, Houston, Texas 77043
(Address of principal executive offices, including zip code)

(713) 896-0500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ྑ Written communications pursuant to Rule 425 under the Securities Act.

   ྑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

   ྑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

   ྑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 24, 2006, the audit committee concluded that its 10-QSB for the nine months ended September 30, 2005, filed with the Securities and Exchange Commission on April 24, 2006 (“Form 10-QSB”), should not be relied upon. The Company sent its Form 10-QSB to the service it uses to “edgarize” the filing (the process used to submit filings with the Securities and Exchange Commission), and the Form 10-QSB was inadvertently filed with the Securities and Exchange Commission on April 24, 2006, before the Company had completed its normal filing procedures, including final proofing, obtaining of signatures and approvals. The audit committee discussed the contents of this Form 8-K with the Company’s independent accountant prior to such filing. The Company filed amendment No. 1 to the Form 10-QSB on June 2, 2006. The Company is assessing its filing procedures to ensure they are adequate for future filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   eLinear, Inc.

By: /s/ Tommy Allen
  _________________________________
     Tommy Allen
     Chief Executive Officer

DATE: June 13, 2006